Exhibit 99.1
INVESTOR PRESENTATION 4th Quarter, 2008

1 Forward Looking Statements & Safe Harbor This presentation contains certain statements, estimates and forecasts with respect to future performance and events. These statements, estimates and forecasts are "forward-looking statements". In some cases, forward-looking statements can be identified by the use of forward- looking terminology such as "may," "might," "will," "should," "expect," "plan," "intend," "estimate," "anticipate," "believe," "predict," "potential" or "continue" or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this presentation will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward- looking statements in this presentation might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not assume any responsibility for the accuracy or completeness of any of these forward-looking statements that may be made from time to time. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

2 Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

3 Allied World's Franchise Over seven year old franchise with strong results since inception Experienced executive management team Diversified mix of business with operating platforms in Bermuda, Europe and the United States Strong risk management culture Excellent capitalization Significant investment income returns Rated "A" (Excellent) by A.M. Best Well-diversified Property and Casualty Insurer and Reinsurer with Significant Geographic Reach

4 Leverage Diversified Underwriting Operations Pursue Profitable Business Opportunities Capitalize on ability to offer multiple products across global operating platform Focus marketing and distribution efforts on brand awareness and dedication to customer service Maintain lead positions in Bermuda excess casualty and direct property business U.S. - expand specialty business, utilize primary and admitted capabilities and expand program initiative Reinsurance - build U.S. distribution platform to service existing clients and expand reinsurance book Europe - emphasis on U.K. and Western Europe and use of Lloyd's box Expand presence in rest of Europe and Asia Maintain Strong Risk Management Target risks in markets and layers that potentially generate attractive returns Continue to expand multi-dimensional ERM capabilities Manage property catastrophe exposure to a conservative level relative to total capital Maintain conservative investment strategy and prudent reserving practices Our Key Business Strategies

5 Operating Segments 2008 GPW - $920m (Pro-forma including full year Darwin) Lines General & Product Liability - Specialty insurance products Professional Liability - D&O, employment practices, fiduciary & E&O Healthcare - offer significant industry expertise in both primary and excess coverages Casualty Property Leading direct writer in Bermuda 2008 GPW - $327m Lines General Property - Physical property and business interruption coverage for commercial risks Energy - Various industries covered including oil and gas production, power generation and petrochemical Reinsurance Flexible reinsurance operation 2008 GPW- $430m Lines General Casualty Professional Liability Property per risk Property Catastrophe International Accident and Health Marine & Aviation Leading Bermuda middle excess player now joined with niche specialty primary writer Each of Allied World's operating segments has platforms in the United States, Bermuda and Europe

6 Market Conditions Significant Capacity Reduction Submission volume increasing with dislocation of the market while some capacity is shrinking with investment and catastrophe losses in 2008 The cost of capital has increased and there is insufficient quality replacement capacity Pricing Increases Expected Timing may be delayed due to the impact of the global recession and competition to retain market share from wounded insurers Overall reserve positions appear to be good, which may temper rate increases Reinsurance Pricing at Inflection Point Reinsurance capital is growing in demand as cedents look to diversify and use reinsurance as a form of capital Sophisticated Risk Management Models Focus of efficiently deploying capital and achieving adequate risk-adjusted returns on capital, which is in short supply Inflationary Pressures Despite the slow economy, we believe inflation may continue pressuring key insurance loss drivers such as medical cost inflation and building materials

7 Expanded direct U.S. insurance operating platform Enhanced underwriting talent Expanded presence in New York and Chicago, opened offices in Atlanta, Los Angeles and Costa Mesa, California Organized around distribution - AW Brokerage & AW Specialty Acquired Darwin Professional Underwriters, Inc. (Darwin) More than doubled size of U.S. operations Improves access to attractive healthcare market Expands technological infrastructure Established U.S. Reinsurance company Moves closer to "decision makers" Greater access to U.S. regional business Expanded presence in Europe and Asia Opened Swiss office to service direct and reinsurance opportunities Offices in U.K. and Dublin Positioned to Succeed 2008 Actions Better Position us for Current and Changing Market Conditions

8 $2.9 billion capital base* at year end 2008 versus $2.7 billion at year end 2007 Increased book value during 2008 despite turbulent year Strong 2008 operating results Operating income of $455 million Operating cash flow remains strong $280 million prior year favorable reserve development Hurricanes Gustav and Ike losses only $113 million; less than 4% of Dec 2008 capital Manageable investment losses despite financial crisis Realized a change in losses of $273 million for 2008 with unrealized losses of $4 million Net investment income of $309 million Allied World expanded the breadth of its operations and increased its capital position in 2008 despite the financial crisis and catastrophe events * Excludes $243.8 million syndicated loan which was repaid in February 2009 Ready to Capitalize

9 Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

10 General Property Programs Prof. Liability General Casualty Healthcare Other East 0.11 0.17 0.32 0.1 0.28 0.02 Our U.S. Direct Insurance Operation - Building a U.S.- based specialty franchise Business Direct property and casualty insurance for small and middle-market non-Fortune 1000 companies Darwin provides small account primary franchise Significant healthcare and E&O expertise Organized around distribution Allied World Specialty Allied World Brokerage Provides greater distribution network of brokers and wholesalers in United States Program business initiative Excess & surplus lines (E&S) and admitted capabilities in all 50 states Total GPW = $550 MM 2008 Expansion Efforts and Business Realignment Increases Breadth of Product Offerings and Distribution in the United States

11 Expanding U.S. Operating Platform Significant infrastructure investments made throughout 2008 Offices in New York, Boston, Farmington, Chicago, San Francisco, Atlanta, Dallas, Los Angeles and Costa Mesa, California 339 staff count, 61% of Allied World group Dedicated U.S. management team with significant industry experience Enhancements implemented to Allied World's IT platform Darwin Increases Allied World's Presence in U.S. and Significantly Enhances its Domestic Operations 12/31/2007 12/31/2008 AW 91 91 New AW 60 Darwin 188

12 Acquisition of Darwin Professional Underwriters Accelerates Allied World's expansion in the U.S. More than doubles Allied World's presence in the U.S. Acquired healthcare and professional liability books of existing business targeting small accounts that are complementary to Allied World U.S. middle-market insurance strategy Improves cycle management capabilities Darwin focuses on less price-sensitive, small account primary casualty business. This provides diversification to Allied World's larger account excess capacity focus Expands Allied World's U.S. distribution network Darwin's strong reputation for innovation Enhanced technology with Darwin's "i-bind(r)" capabilities Deepens management talent Acquisition Enhances Market Profile for U.S. - Based Specialty Casualty Operation

13 Overview of Darwin Over five year old U.S. based insurer with demonstrated healthcare expertise Strong market identity across three major business lines: Errors and Omissions Medical Malpractice Directors and Officers Proven risk management capabilities Strong reputation for innovative approach to underwriting Advanced technology platform that enhances distribution Proven management and underwriting team Profitable growth since inception Strong balance sheet / conservative reserving philosophy Darwin is a Well Established Specialty Insurer Focused on Professional Liability Coverages

14 12/31/2007 Prof. Liability 0.28 Healthcare 0.62 Programs 0.06 iBind 0.04 PRO-FORMA 12/31/2007 Prof. Liab. 0.23 Gen. Casualty 0.13 Prop. Reins. 0.05 Cas. Reins. 0.21 Prop. 0.2 Healthcare 0.15 Prog 0.02 Other 0.01 2008 Combined GPW: $ 1,677mm % Insurance / Reinsurance: 74% / 26% % Property / Casualty: 26% / 74% 2008 GPW: $ 301mm % Insurance / Reinsurance: 100% / 0% % Property / Casualty: 0% / 100% 12/31/2007 Prof. Liability 0.22 Casualty 0.18 Prop. Reins. 0.06 Cas. Reins. 0.25 Property 0.24 HC 0.05 Prog 0.02 2008 GPW: $ 1,376mm % Insurance / Reinsurance: 69% / 31% % Property / Casualty: 35% / 65% Darwin Greatly Increases Allied World's Access to Attractive U.S. Healthcare Market Diversified and Expanded Business Mix Pro-forma excluding Darwin Full year Darwin standalone Includes full year Darwin Prog. 2%

15 Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

16 Strong Bermuda Direct Insurance Operation - Allied World's first franchise Operates out of company's Bermuda headquarters Underwrites direct property and casualty risks primarily for U.S.-domiciled Fortune 1000 clients Strong diversity of industries covered including manufacturing, financial institutions, energy, chemicals, transportation, real estate, consumer products, medical and healthcare products and construction General Property Energy General Casualty Profess. Liability Healthcare East 0.2 0.1 0.26 0.33 0.11 Total GPW = $472 MM Bermuda Casualty Specializes in insurance products providing coverage for general and product liability, professional liability and healthcare liability risks Primarily insure the second and/or subsequent layers of a policy above the primary layer Bermuda Property Provides direct coverage of physical property and business interruption coverage for commercial property and energy-related risks Focus on the insurance of primary risk layers Meaningful deductible or self-insured retentions

17 Rated A (Excellent) by A.M. Best Chubb Re began operations in 1998 and developed a profitable book of business which was acquired and expanded by Harbor Point in 2005 Acquired renewal rights from Chubb Re of diversified book of short-tail and long-tail business Management team with track record of generating superior results Strong risk management culture Excellent capitalization and strong financial flexibility Our Reinsurance Operating Platforms - Flexibility to take advantage of opportunities in the marketplace Location: Bermuda Headquarters Business Focus Property catastrophe - North America and International catastrophe risks and select ILW opportunities Property Treaty - Per risk and quota share treaties which protect insurers of residential, commercial and industrial accounts on worldwide basis Specialty - Excess of loss and quota share treaties for accident and health, aviation and workers' compensation catastrophe Allied World Bermuda has been writing reinsurance since 2002 BERMUDA UNITED STATES Allied World Reinsurance Company began writing business in April 2008 Location: New York City Business Focus General Casualty - Proportional and working, intermediate and higher layer excess of loss structures. Principally covering general liability, umbrella, excess casualty, auto liability and some workers' compensation Professional Lines - Broad range of lines covered, including directors and officers, errors and omissions and medical malpractice Property - Some property per risk, inland marine, ocean marine, crop & regional non-aggregating cat Swiss office opened in September 2008 to expand geographic presence

18 Reinsurance Operations Renewing Casualty Accounts in U.S. Move closer to "decision makers" on year round basis and provide greater access to information Pursue New U.S. Business Opportunities Certain lines that do not typically find their way to Bermuda marketplace, including U.S. regional company multi-line business, super regional, middle- market business and stand alone casualty clash business Broaden product selection when market conditions improve Capture additional E&S business Sustain Targeted Bermuda Business Property catastrophe, property per risk, workers' compensation catastrophe, accident & health, specialty casualty and international Casualty Property Treaty Prof Liab. Internat. Fac. Other East 0.25 0.18 0.3 0.18 0.06 0.03 Total GPW = $430 MM

19 Business Focus predominantly on large European and international accounts Diversification initiative to attract more middle- market non-U.S. domiciled accounts produced in Europe Offers full range of casualty & property insurance products for multi-national corporations worldwide Operations Offices in Dublin, branch offices in London and Zug, Switzerland, recent hirings in Hong Kong 60 staff count, 11% of Allied World group In 2008, launched mergers and acquisitions group with capability in transactional solutions General Property Energy General Casualty Profess. Lines East 0.51 0.03 0.18 0.28 Total GPW = $224 MM Expanded Presence in Europe and Asia

20 Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

2008 Operating Results Allied World Reported Strong Results for 2008 Despite Financial Turbulence and Catastrophe Activity Operating Income $455 Million Operating Return on Equity 20.6% Combined Ratio 84.2% Cash flow from Operations $657 Million Operating Earnings Per Diluted Share $8.90 Financial Highlights

22 Loss & LAE Ratio Expense Ratio Operating Income ($MM) Total 2006 0.59 0.198 473 0.788 2007 0.588 0.225 476 0.813 2008 0.574 0.268 455 0.842 Consistent Operating Performance Operating Income in excess of $450 million for last three years Operating return on equity of 20.6% or better Combined ratio of 85% or less

23 Strong Underwriting Results Underwriting performance has been strong since our inception Historical Loss Ratio's ($000's) * Includes net favorable reserve development from Darwin

24 Expanding Operating Platform 2004 2005 2006 2007 2008 All Bermuda Companies Average(1) 0.247 0.238 0.263 0.27 0.276 Class of 2001 Average(2) 0.260833333 0.257166667 0.282 0.285 0.296 Allied World 0.194 0.187 0.198 0.225 0.268 1 All Bermuda Companies Average includes Arch, Endurance, Aspen, Platinum, Montpelier, Axis, ACE, XL Capital, Everest Re, Partner Re, Renaissance Re, IPC, Max Re and Argonaut. 2 Class of 2001 Average includes expense ratios for Arch, Endurance, Aspen, Platinum, Montpelier and Axis. 2008 underwriting expense ratio of 26.8% reflects the expansion of our U.S. operating platform Underwriting Expense Ratios

25 Investment Returns Cumulative operating cash flows* Total investments end of period Combined Ratio (ex. Cats) Combined Ratio (with Cats) 2004 2.8 1.4 129 113 2005 3.6 1.3 179 192.3 2006 4.4 1.5 240 2007 5.2 1 265.6 2008 5.9 1 Investment Income is Driven by Strong Operating Cash Flows & Growth in Invested Assets Portfolio Yield 4.5% 4.9% 4.7% Paid Loss Ratio 38.6% 34.3% 42.5% Net Investment Income Net Investment Income / Net Premiums Earned 2004 129 0.097 2005 179 0.14 2006 244 0.195 2007 297.9 0.257 2008 308.8 0.276 Increased Asset Base = Greater Investment Returns Strong Cash Flows = Increased Asset Base * Since the company's inception in 2001

26 99% investment grade fixed income securities Over 80% of fixed income portfolio rated AAA No exposure to CDO's, CLO's, CDS's or real estate Corporate bonds comprise less than 20% of investment portfolio Only two positions greater than 1% of portfolio 30% of portfolio in mortgage backed securities Two-thirds backed by U.S. agencies Portfolio Summary as of Year End 2008 US Govt, Agencies 0.258 Corporate Bonds 0.198 Agency MBS 0.202 Non-Agency RMBS 0.034 CMBS 0.069 Hedge Funds, Equities 0.01 Cash 0.103 ABS 0.023 Other Sovereign 0.041 Municipal 0.054 Global High-Yield Bonds 0.008 Total: $6.9B Portfolio Yield: 4.7% Duration: 3.3 years Conservative, Diversified Investment Portfolio

27 2003 2004 2005 2006 2007 2008 Property 50.2 18.4 71.8 30.3 10 43.8 Casualty 0 43.4 22.7 63.4 71 143.8 Reinsurance 6.6 17.8 17 12.4 3 59 Total 15 15 15 15 15 15 Reserves 4.5% above mid-point of range at December 31st, 2008 Net favorable reserve development in each of the last 6 years Released $110.6 million of KRW reserves from 2006 through 2008 79% of reserves are IBNR Property Casualty Reinsurance Low Estimate 315.8 1696.5 766.1 Carried 362.9 2253.4 1072.1 High Estimate 419.4 2514.1 1334.8 Net Loss & LAE Reserve Mix at December 31st, 2008 12/31/2008 IBNR Casualty 0.54 IBNR Reins 0.22 OSLR Property 0.07 OSLR Reins 0.07 OSLR Casualty 0.08 IBNR Prop 0.03 OSLR Property 7% IBNR Casualty 54% OSLR Casualty 7% IBNR Reinsurance 22% OSLR Reinsurance 7% IBNR Property 3% 2008 Total: $3.7bn Net Prior Year Reserve Releases - (Non-Cat) ($MM) Range of Net Reserves at December 31st, 2008 ($MM) Prudent Reserving Philosophy

28 Growth in Shareholders' Equity Grew shareholders' equity by 7.9% in 2008 Our capital management strategy is to preserve sufficient capital to support our business plan and future growth while maintaining conservative financial leverage and earnings coverage ratios Capitalization and strong leverage measures maintained after $563 million acquisition from AIG in 2007 2004 2005 2006 2007 2008* Common Equity 2139 1420 2220 2240 2417 Debt $- 500 499 499 499 Total 2139 1920 2719 2739 3160 0 0.26 0.184 0.182 0.235 Debt to Capital Ratio 0.0% 26.0% 18.4% 18.2% 17.1% Fixed Charge Coverage - (9.3)x 14.7x 13.4x 5.5x * Excludes $243.8 million syndicated loan which was repaid on February 23, 2009

29 Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

Operating Return on Equity Combined Ratio (with Cats) 192.3 Aspen 0.067 Endurance 0.083 Axis 0.084 Arch 0.104 Navigators 0.114 HCC 0.133 RLI 0.147 Berkley 0.153 Markel 0.156 Allied World 0.206 30 Peer Comparisons - Operating Income ROE Annualized operating return on shareholders equity is calculated by dividing operating income (net income available to common shareholders' excluding net realized investment gains or losses and net foreign exchange gains or losses) by average adjusted shareholders' common equity (shareholders' common equity excluding the average after tax unrealized gains or losses on investments). Based on information available at February 25, 2008. 3 - Year Average Allied World 22.8% Arch 20.7% Berkley 20.3% Axis 19.5% Endurance 19.3% RLI 17.7% HCC 16.4% Markel 16.4% Aspen 15.8% Navigators 13.8%

31 Net Premium Leverage Net Reserve Leverage Debt & Preferred / Adjusted Capital Allied World * 0.531 1.526 0.171 Arch 0.817 1.73 0.189 Aspen 0.661 1.003 0.221 Axis 0.598 1.107 0.201 Berkley 1.324 2.955 0.251 Endurance 0.808 1.199 0.244 HCC 0.781 0.894 0.116 Markel 0.902 2.014 0.24 Navigators 0.961 1.451 0.153 RLI 0.725 1.143 0.124 Peer Comparisons - Leverage Operating leverage calculated by adding Net premium leverage (NPW / total shareholders' equity) and net reserve leverage (net loss reserves / total shareholders' equity). * Leverage amounts are calculated on a pro-forma basis including full year Darwin. ** Excludes $243.8 million syndicated loan which was repaid on February 23, 2009. Low leverage offers us more capacity for growth within existing capital structure 2.55 1.66 1.71 2.01 1.67 2.91 2.41 1.87 2.06 4.28

32 ROE Target for Current Capital Base Premium Leverage Investment Leverage 90% - 95%Combined Ratio(2) Current (pro-forma including full year Darwin) .53x 2.84x 12.5% -15.0% Targets .75x - 1.0% - 2.0% Targets - 3.25x 1.75% Illustrative ROE 15.25% - 18.75% Premium leverage defined as NPW / shareholders' equity. Investment leverage defined as invested assets / equity Assumes 7.5% current tax rate Based on current investment yield of 4.7% (1) (1) (3)

33 Conclusion Allied World Expects to Generate a Mid-teen ROE, Assuming Normalized Catastrophe Activity Strong underwriting franchise diversified by product and geography Experienced executive management team in place Excellent capitalization, strong balance sheet and financial flexibility Significant infrastructure investments made during 2008 Addition of Darwin, strengthens U.S. specialty franchise Well positioned to capitalize on market dislocation Current valuation inconsistent with history of strong returns

34 Executive Summary Direct Insurance Opportunities in U.S. Operations Financial Results and Strength Peer Comparison / Conclusion Appendix Agenda

35 Segment Results - YTD 2008 & 2007

36 Historical Operating Results

37 Consolidated Balance Sheets

38 Non-GAAP Financial Measures In presenting the company's results, management has included and discussed in this press release certain non-GAAP financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. "Operating Income" is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations in a manner similar to how management analyzes the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. The company has included "diluted book value per share" because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. "Annualized Return on Shareholders' Average Equity" ("ROAE") is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. "Annualized operating return on average shareholders' equity" is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See slides 39 - 41 for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures.

39 Non-GAAP Financial Measures - Reconciliations

40 Non-GAAP Financial Measures - Reconciliations

41 Non-GAAP Financial Measures - Reconciliations